UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2012

RSC HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33485	22-1669012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6929 East Greenway Parkway, Suite 200 Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 905-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

Pursuant to that certain Agreement and Plan of Merger, dated as of December 15, 2011 (the “Merger Agreement”), by and between RSC Holdings Inc., a Delaware corporation (the “Company”), and United Rentals, Inc., a Delaware corporation (“Purchaser”), on April 30, 2012, the Company merged with and into Purchaser (the “Merger”) with Purchaser continuing as the surviving corporation of the Merger.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on April 30, 2012, each share of common stock, no par value, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by (i) the Company, Purchaser or any direct or indirect wholly owned subsidiary of the Company or Purchaser (“Excluded Shares”) and (ii) stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law (“Dissenting Shares”)) was cancelled and converted into the right to receive $10.80 in cash and 0.2783 shares of common stock, par value $0.01 per share, of Purchaser (the “Purchaser Common Stock”), in each case without interest (together, the “Merger Consideration”).

The description of the Merger and the Merger Agreement contained in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2011.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction above and Item 5.01 below is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the completion of the Merger on April 30, 2012, all shares of Company Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than Excluded Shares and Dissenting Shares) were cancelled and converted into the right to receive the Merger Consideration. Accordingly, on April 30, 2012, the Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove the Company Common Stock from listing on the NYSE and requested that the NYSE file with the SEC an application on Form 25 to delist the Company Common Stock from the NYSE and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a certification on Form 15 with the SEC requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

As a result of the completion of the Merger on April 30, 2012, all shares of Company Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than Excluded Shares and Dissenting Shares) were cancelled and converted into the right to receive the Merger Consideration.

In addition, upon the effective time of the Merger, each outstanding option to purchase shares of Company Common Stock granted under the Company’s stock incentive plan was converted into an option to purchase the number of shares of Purchaser Common Stock determined by multiplying (i) the number of shares of Company Common Stock subject to such option immediately prior to the effective time of the Merger by (ii) the option exchange ratio (as defined below) (rounded down, if necessary, to a whole share of Purchaser Common Stock), at an exercise price per share of Purchaser Common Stock equal to the exercise price of such option divided by the option exchange ratio (rounded up, if necessary, to the nearest whole cent). Each restricted stock unit award granted under the Company’s stock incentive plan (other than an award held by a member of the board of directors of the Company (the “Company Board”) who is not also an employee or officer of the Company) was converted into the right to acquire the number of shares of Purchaser Common Stock determined by multiplying the number of shares of Company Common Stock subject to such award immediately prior to the effective time of the Merger by the option exchange ratio. With respect to the portion of any restricted stock unit award that conditions vesting on both the achievement of performance measures and service-based vesting conditions, the performance measures will be deemed satisfied at the target level, but the service-based vesting conditions will continue to apply in accordance with the terms of such award. Each restricted stock unit award granted under the Company’s stock incentive plan to a member of the Company Board who is not also an employee or officer of the Company was cancelled and converted into the right to receive, with respect to each share of Company Common Stock covered by such award, (i) an amount in cash, without interest, equal to $10.80 and (ii) a number of shares of Purchaser Common Stock determined by multiplying the number of shares of Company Common Stock subject to such award by 0.2783 (rounded down, if necessary, to a whole share of Purchaser Common Stock), plus any accrued dividend equivalents (as determined in accordance with the applicable award agreement) in respect of such award with a record date prior to the effective time of the Merger which have been authorized by the Company and which remain unpaid at the effective time of the Merger.

The “option exchange ratio” means the sum of (i) 0.2783 and (ii) the quotient determined by dividing $10.80 by the volume-weighted average of the closing sale prices of shares of Purchaser Common Stock as reported on the NYSE composite transactions reporting system for each of the 10 consecutive trading days ending with the date of the closing of the Merger.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introduction above and Item 5.02 below is incorporated herein by reference. Purchaser funded the cash portion of the Merger Consideration with the proceeds of the issuance of debt securities by UR Financing Escrow Corporation, a wholly owned subsidiary of Purchaser.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the effective time of the Merger, three of the former members of the Company Board, Pierre E. Leroy, James H. Ozanne and Donald C. Roof, were appointed to the board of directors of Purchaser. In addition, at the effective time of the Merger, Juan Corsillo, formerly Senior Vice President, Sales Marketing & Corporate Operations of the Company, became Senior Vice President for Sales & Marketing of Purchaser, and David Ledlow, formerly Senior Vice President, Gulf Operations of the Company, became Senior Vice President for Operations of Purchaser.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of December 15, 2011, by and between Purchaser and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 21, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC HOLDINGS INC.

By:	/s/ Kevin J. Groman
Name: Kevin J. Groman Title: Senior Vice President, General Counsel and Corporate Secretary

Date: April 30, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of December 15, 2011, by and between Purchaser and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 21, 2011).